Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Prospectus

Douglas Simmons no longer serves as Portfolio Manager of Fidelity Advisor® Utilities Fund.
The following information replaces similar information for Fidelity Advisor® Utilities Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information for Fidelity Advisor® Utilities Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani is Portfolio Manager of Fidelity Advisor® Utilities Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2013, Mr. Kirpalani has worked as a research analyst and portfolio manager.
Effective November 11, 2024, the following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice FitzMaurice (Co-Portfolio Manager) has managed the fund since 2020.
Kristen Dougherty (Co-Portfolio Manager) has managed the fund since 2024.
Effective November 11, 2024, the following information replaces the biographical information for Fidelity Advisor® Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Co-Portfolio Manager of Fidelity Advisor® Energy Portfolio, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
Maurice FitzMaurice is Co-Portfolio Manager of Fidelity Advisor® Energy Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst and portfolio manager.
AFOC-PSTK-1224-223 1.480125.223	December 5, 2024